UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 24, 2024

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 24, 2024, Entegris, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 8, 2024, the record date for the Annual Meeting, there were 150,733,837 shares of the Company's Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 141,841,985 shares of the Company's Common Stock, or 94.1% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in-person or by proxy. The following proposals, which were described in the Company's definitive proxy statement (the "Proxy Statement") filed with the U.S. Securities and Exchange Commission (the "SEC") on March 18, 2024, as amended and supplemented by the supplement to the Proxy Statement filed with the SEC on March 25, 2024, were voted upon and approved at the Annual Meeting:
1. To elect the following eight persons as directors to serve until the 2025 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
James R. Anderson	134,109,951	2,316,337	38,128	5,377,569
Rodney Clark	131,455,774	4,969,244	39,398	5,377,569
James F. Gentilcore	131,482,309	4,942,133	39,974	5,377,569
Yvette Kanouff	134,868,534	1,566,993	28,889	5,377,569
James P. Lederer	131,796,526	4,627,436	40,454	5,377,569
Bertrand Loy	130,688,027	5,542,565	233,824	5,377,569
David Reeder	131,423,560	5,002,724	38,132	5,377,569
Dr. Azita Saleki-Gerhardt	123,661,024	12,768,499	34,893	5,377,569

2. To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
124,462,857	11,955,699	45,860	5,377,569

3. To approve the Entegris, Inc. 2024 Employee Stock Purchase Plan:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
136,253,009	194,472	16,935	5,377,569

4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
132,035,401	9,760,252	46,332

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: April 24, 2024	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary